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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of report (Date of earliest event reported): DECEMBER 15, 1998


                               AMPACE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


         0-25352                                       363988574
 (Commission File Number)                  (I.R.S. Employer Identification No.)


            201 PERIMETER PARK, SUITE A, KNOXVILLE TENNESSEE, 37922 (Address of principal executive offices, including Zip Code)


                                 (423) 691-5799
              (Registrant's telephone number, including Area Code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         On December 15, 1998, Ampace Corporation, a Delaware corporation (the "Company") filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), Bankruptcy Case No. 98-2772. The Company's subsidiary, Ampace Freightlines, Inc. ("Freightlines") also filed a Chapter 11 petition with the Bankruptcy Court on December 15, 1998, Bankruptcy Case No. 98-2773. Both Company and Freightlines are continuing in possession of their property as debtors in possession under the supervision of the Bankruptcy Court. On December 16, 1998, the Company disseminated the press release filed with this Current Report on Form 8-K as provided in Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of business acquired:

                  Not Applicable

         (b)      Pro Forma financial information:

                  Not Applicable

         (c)      Exhibit:

                  99.1     Company's press release dated December 15, 1998





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation as registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AMPACE CORPORATION


Dated: December 30, 1998             By:  /s/ David Freeman
                                          --------------------------------------
                                          David Freeman, Chief Executive Officer